GRANT OF SECURITY INTEREST (TRADEMARKS)
Dated: October 31, 2014
The undersigned, THE ONE GROUP, LLC, a Delaware limited liability company (the "Grantor"), is obligated to HERALD NATIONAL BANK (the "Secured Party") under the Credit Agreement, dated as of October 31, 2011 (as heretofore amended and as it may be futher amended, restated, supplemented or otherwise modified from time to time), by and among the Grantor, One 29 Park Management, LLC, STK-LAS Vegas, LLC, STK Atlanta, LLC, CA Aldwych Limited, HIP Hospitality Limited, STK Chicago LLC, STK-LA, LLC, STK Miami, LLC, STK Miami Service, LLC, STK Midtown Holdings, LLC, STK Midtown, LLC, STK Orlando LLC, T.O.G. (Aldwych) Limited, T.O.G. (UK) Limited, TOG Biscayne, LLC, WSATOG (Miami) LLC and STK Westwood, LLC, (collectively, the "Borrowers"), and the Secured Party, and pursuant to which the Borrowers have entered into a certain Third Amended and Restated Security Agreement, dated as of October 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), by and among the Borrowers and the Secured Party.
Pursuant to the Security Agreement, the Grantor has granted to the Secured Party a security interest in and to all of the present and future right, title and interest of the Grantor in and to the trademarks listed on Schedule 1, which trademarks are registered in the United States Patent and Trademark Office (the "Trademarks"), together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations (as defined in the Security Agreement).
For good and valuable consideration, the receipt of which is hereby acknowledged, and for the purpose of recording the grant of the security interest as aforesaid, the Grantor does hereby further grant to the Secured Party a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.
The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Collateral made and granted hereby are set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.
The Secured Party's address is: 623 Fifth Avenue, New York, New York 10022.
[Signature Page to Follow]

IN WITNESS WHEREOF, the Grantor has caused this Grant of Security Interest (Trademarks) to be duly executed by its duly authorized officer as of the date first set forth above.
THE ONE GROUP, LLC
By: /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer

Signature Page to Grant of Security Interest (Trademarks)

STATE OF NEW YORK    )
) ss.:
COUNTY OF NEW YORK    )
On the 31st day of October in the year 2014 before me, the undersigned, personally appeared Samuel Goldfinger, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
_/s/ Sonia Low___________________
Notary Public
My Commission Expires:
_September 22, 2018________

Schedule 1
to
Grant of Security Interest (Trademarks)
by The ONE Group, LLC
Dated as of October 31, 2014

Service Marks and Trademarks of THE ONE GROUP, LLC
Revised: 10/29/2014

UNITED STATES

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
484-006	THE ONE NEW YORK	SN: 78/528,391 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 5/19/14, despite submission of Segal Aff’d 2/15/14
484-007	THE ONE NEW ORLEANS	SN: 78/528,405 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 5/19/14, despite submission of Segal Aff’d 2/15/14
484-008	THE ONE LAS VEGAS	SN:78/528,408 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 5/19/14, despite submission of Segal Aff’d 2/15/14

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-053 (previously 484-009)		SN: 78/528,416 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Notice of Allowance: 5/20/14 SOU or Ext. due: 11/20/14
484-010	THE ONE LOS ANGELES	SN: 78/528,424 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 5/19/14, despite submission of Segal Aff’d 2/15/14
484-011	THE ONE GROUP	SN: 78/528,430 filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 3/06/14, despite submission of Segal Aff’d 2/15/14
484-018	THE ONE MIAMI	SN:78/663,799 Filed 7/5/05	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/07 (still suspended as of 4/9/13)

2/15

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
484-019	THE ONE ATLANTIC CITY	SN:78/663,803 Filed 7/5/05	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 4/23/14, despite submission of Segal Aff’d 2/15/14
915-002	STK	SN:78/691,571 Filed 8/2/05 RN: 3188230 Issued: 12/19/06	THE ONE GROUP, LLC	(Class 43) Bar services; Restaurants.	8 & 9 due: 12/19/16
915-004	Not Your Daddy’s Steakhouse	SN: 77/003,892 Filed 9/21/06 RN:3,267,266 Issued: 7/24/07	The ONE Group, LLC	(Class 43) Restaurant and bar services.	8 & 9 due: 7/24/17
915-006		SN: 77/239,608 Filed 7/26/07 RN: 3,381,619 Issued: 2/12/08	The ONE Group, LLC	(Class 43) Restaurants; Bar services	8 & 9 due: 2/12/18
915-013	STKOUT	SN: 77/875,804 Filed:11/18/09	The ONE Group, LLC	(Class 43) Cafe and restaurant services; Cafe-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Abandoned

3/15

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-015	UNMISTKABLE	SN: 77/917,096 Filed: 1/21/10 RN: 4,080,591 Issued: 1/3/12	The ONE Group, LLC
(Class 43) Bar services; Cafe and restaurant services; Cafe-restaurants; Cafes; Providing of food and drink; Restaurant and bar services; Restaurants; Serving of food and drink/beverages; Take-out restaurant services
8&15 due: 1/3/18 Renewal due: 1/3/22
915-032		SN: 85/379,387 Filed: 7/24/11 RN: 4,208,788 Issued: 9/18/12	The ONE Group, LLC
(Class 43) Cafe and restaurant services; Cafe-restaurants; Cafes; Carry-out restaurants; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services; Restaurants; Take-out restaurant services
8 & 15 due: 9/18/18 Renewal 8 & 9 due: 9/18/22
915-032-CHLD		SN: 85/976,398 Filed: 7/24/11	The ONE Group, LLC	(Class 43) Bar services	Abandoned.
915-036	[STK OUT – A GIRL’S GOTTA EAT]	SN: 85/451,863 Filed: 10/20/11	The ONE Group, LLC	(Class 43) Bar services	Abandoned.

4/15

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-036-CHLD	[STK OUT – A GIRL’S GOTTA EAT]	SN: 85/976,492 Filed: 10/20/11 RN: 4,234,247 Issued: 10/30/12	The ONE Group, LLC
(Class 43) Café services; Providing of food and drink; Restaurant services; Retaurant services, including sit-down of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Serving food and drinks; Take-out restaurant services.
8 & 15 due: 10/30/18 Renewal 8 & 9 due: 10/30/22
915-038	STK REBEL	SN: 85/500,193 Filed: 12/20/11	The ONE Group, LLC
(Class 43) Bar services; Cafe services; Cocktail lounge services; Providing of food and drink; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Take-out restaurant services
Notice of Allowance: 7/17/12 Statement of Use, or 5th Ext, due: 1/17/15
915-057	REBEL BY STK	SN: 86/038,226 Filed: 8/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Notice of Allowance: 3/11/14 Statement of Use, or 2nd Ext, due: 3/11/15

5/15

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-069	STK	SN: 86/229,587 Filed: 3/24/14 RN: 4,613,901 Issued: 9/30/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	8 & 15 Due: 9/30/2020
915-071	MAGNUM MONDAYS	SN: 86/320,170 Filed: 06/25/14	The ONE Group, LLC
(Class 35) Arranging and conducting special events for business purposes; Arranging and conducting special events for commercial, promotional or advertising purposes; Special event planning for business purposes; Special event planning for commercial, promotional or advertising purposes.
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Arranging and conducting special events for social entertainment purposes; Night clubs; Special event planning for social entertainment purposes.
(Class 43) Bar services; Café and restaurant services; Cocktail lounge services; Providing of food and drink; Restaurant services; Serving food and drinks.
Non-Final Action Issued: 10/7/14. Res. Due: 4/7/15

6/15

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-014	ICHI	SN: 77/444,715 Filed 4/10/08	The ONE Group, LLC	(Class 41) Night clubs (Class 43) Café and restaurant services; Café-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Abandoned
916-018	ONE ROCKS	SN: 77/711,156 Filed: 4/9/09	The ONE Group, LLC	(Class 41) Night clubs (Class 43) Cocktail lounges; restaurant and bar services; restaurants; wine bars.	Suspended 1/6/10 Still suspended as of 1/24/14
916-024	YI	SN: 77/840,881 Filed: 10/4/09	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Bar services; Cafe and restaurant services; Cafes; Cocktail lounges; Food preparation services; Preparation of food and beverages; Providing of food and drink; Provision of food and drink in restaurants; Restaurant; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages
Abandoned

7/15

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-025	ASELLINA	SN: 77/841,398 Filed: 10/5/09 RN: 3,967,067 Issued: 5/24/2011	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Bar services; Cafe and restaurant services; Cafes; Cocktail lounges; Food preparation services; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages; Wine bars
8 & 15 due: 5/24/17 Renewal due: 5/24/21

8/15

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-033-parent	HERAEA	SN: 85/615,048 Filed: 5/2/12	The ONE Group, LLC
(Class 25) Athletic shoes; Baseball caps; Bathrobes; Beach shoes; Bolo ties; Bow ties; Boxer shorts; Bras; Cap visors; Caps; Coats; Flip flops; Gloves; Halter tops; Hats; Head scarves; Headwear; Hooded sweat shirts; Jackets; Leather jackets; Leg-warmers; Leggings; Lingerie; Loungewear; Nightshirts; Pajama bottoms; Pajamas; Panties; Pants; Raincoats; Sandals; Scarves; Shirts; Shoes; Shorts; Skirts; Skorts; Skullies; Sleepwear; Slipper socks; Slippers; Sneakers; Socks; Sports coats; Sports bra; Sweat bands; Sweat pants; Sweat shirts; Sweat shorts; Sweat suits; Sweaters; T-shirts; Tank tops; Ties; Underwear; Wrist bands.

To Be Abandoned

9/15

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-033-child	HERAEA	SN: 85/978,974 Filed: 5/2/12 RN: 4,344,289 Issued: 5/28/13	The ONE Group, LLC
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.
(Class 43) Bar services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.
8 & 15 Due: 5/28/19 Renewal Due: 5/28/23
916-034	WHERE GIRLS GO TO PLAY	SN: 85/615,109 Filed: 5/2/12 RN: 4,339,908 Issued: 5/21/13	The ONE Group, LLC
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.
(Class 43) Bar services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.
8 & 15 Due: 5/21/19 Renewal Due: 5/21/23

10/15

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-035	WHERE GIRLS PLAY HARD	SN: 85/615,123 Filed: 5/2/12	The ONE Group, LLC
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.
(Class 43) Bar services; Café services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.
Abandoned.

11/15

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-036	XISHI	SN: 85/699,765 Filed: 8/9/12	The ONE Group, LLC
(Class 25) Athletic shoes; Baseball caps; Beach shoes; Belts; Bottoms; Bow ties; Boxer shorts; Bras; Briefs; Briefs; Caps; Coats; Flip flops;
Gloves; Gym shorts; Halter tops; Hats; Head scarves; Headwear;
Hooded sweat shirts; Jackets; Leggings; Lingerie; Loungewear;
Night shirts; Pajama bottoms; Pajamas; Panties; Pants; Rainwear;
Sandal-clogs; Sandals; Sandals and beach shoes; Scarves; Shirts;
Shoes; Shorts; Sleepwear; Slipper socks; Sneakers; Socks; Sports bras; Stockings; Suspenders; Sweat bands; Sweat pants; Sweat shirts; Sweat suits; Swimwear; T-shirts; Tank-tops; Ties; Tops; Underwear

(Class 41) Arranging and conducting nightclub entertainment events;
Arranging and conducting nightclub parties; Night clubs

(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
To Be Abandoned

12/15

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-037	XI SHI	SN: 85/700,437 Filed: 8/10/12	The ONE Group, LLC
(Class 25) Athletic shoes; Baseball caps; Beach shoes; Belts; Bottoms; Bow ties; Boxer shorts; Bras; Briefs; Briefs; Caps; Coats; Flip flops;
Gloves; Gym shorts; Halter tops; Hats; Head scarves; Headwear;
Hooded sweat shirts; Jackets; Leggings; Lingerie; Loungewear;
Night shirts; Pajama bottoms; Pajamas; Panties; Pants; Rainwear;
Sandal-clogs; Sandals; Sandals and beach shoes; Scarves; Shirts;
Shoes; Shorts; Sleepwear; Slipper socks; Sneakers; Socks; Sports bras; Stockings; Suspenders; Sweat bands; Sweat pants; Sweat shirts; Sweat suits; Swimwear; T-shirts; Tank-tops; Ties; Tops; Underwear

(Class 41) Arranging and conducting nightclub entertainment events;
Arranging and conducting nightclub parties; Night clubs

(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
To Be Abandoned

13/15

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-038	CUCINA ASELLINA	SN: 85/716,127 Filed: 8/29/12 RN: 4,323,998 Issued: 4/23/13	The ONE Group, LLC
(Class 43) Bar Services; Food preparation services; Providing of food and drink; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Wine bars
8 & 15 Due: 4/23/19 Renewal Due: 4/23/23

14/15

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-039	RHYTHM HOTEL	SN: 85/726,014 Filed: 9/11/12	The ONE Group, LLC
(Class 43) Hotel accommodation services; Hotel services; Residential hotel services; Spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.
(Class 44) Day spa services, namely, nail care, manicures, pedicures and nail enhancements; Health spa services for health and wellness of the body and spirit, namely, providing massage, facial and body treatment services, cosmetic body care services; Health spa services, namely, body wraps, mud treatments, seaweed treatments, hydrotherapy baths, and body scrubs.
(Class 45) Hotel concierge services.
Notice of Allowance: 9/24/13 SOU, or 3rd Ext., Due: 3/24/15
917-002	COCO DE VILLE	SN: 77/333,751 filed 11/20/07 RN: 3,658,860 Issued: 7/21/09	The ONE Group, LLC	(Class 41) Night clubs (Class 43) Restaurant and bar services; Restaurants; Cocktail lounges; Wine bars	8 & 15 due: 7/21/15 Renewal due: 7/21/19

15/15